UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2021

Intellicheck, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15465	11-3234779
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Broadhollow Road, Suite 207, Melville, NY 11747

(Address of principal executive offices) (Zip code)

(516) 992-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	IDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New President.

The Board of Intellicheck, Inc. (the “Company”) has appointed Garrett Gafke as the Company’s President. Mr. Gafke’s first day of employment as President was March 23, 2021 (the “Start Date”). Mr. Gafke brings considerable experience in the identity theft, fraud, and payments markets to his new position as President of Intellicheck. He is a successful entrepreneur and Fortune 500 executive, who combines early-stage innovation with public company experience. Mr. Gafke served as Founder, President and CEO of IdentityMind, a digital identity company, from September 2011 through September 2020. He also served as President and CEO of Paymate, a global payments and risk platform and as President and CEO for SteelEye, a regulatory compliance company. Mr. Gafke has previously served as a board member and advisor for startups, venture funds, and public companies. With the appointment of Mr. Gafke as President, Bryan Lewis will continue as the Company’s Chief Executive Officer.

In connection with becoming the Company’s President, Mr. Gafke and the Company have entered into an employment agreement, dated March 23, 2021 (the “Agreement”). The Agreement provides for a base salary of $325,000 per year. The Agreement also provides for participation in Company employee benefits programs, and certain potential annual incentive compensation awards. Mr. Gafke will also, on his first day of employment as President, be granted a restricted stock unit award of 90,000 shares and an option to purchase 60,000 shares of the Corporation’s common stock, both of which are subject to a three-year vesting schedule under the Company’s 2015 Omnibus Incentive Plan, as amended.

The Company’s agreement with Mr. Gafke also provides for certain severance payments in the event Mr. Gafke is terminated without cause including pay for six (6) months if Mr. Gafke is terminated without cause less than 12 months after March 23, 2021 and pay for twelve (12) months if Mr. Gafke is terminated without cause after March 23, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2021	INTELLICHECK, INC.

	By:	/s/ Bill White
Bill White
Chief Financial Officer, Chief Operating Officer